1 Exhibit 99.1 NEWS RELEASE FOR IMMEDIATE RELEASE SIMPSON MANUFACTURING CO., INC. ANNOUNCES BINDING OFFER TO ACQUIRE ETANCO GROUP  Submits binding offer to acquire leading European building product solutions company, for purchase price of €725 million (approximately $818 million(1))  Expands market position, geographical reach and portfolio of building solutions in Europe  Provides entry into new commercial building markets  Expected to be accretive to earnings within first full fiscal year after closing Pleasanton, CA – December 29, 2021 – Simpson Manufacturing Co., Inc. (the “Company” or “Simpson”) (NYSE: SSD), an industry leader in engineered structural connectors and building solutions, announced today that it has submitted a binding offer with exclusivity to acquire the Etanco Group (“Etanco”) for €725 million (approximately $818 million(1)). Etanco is a leading designer, manufacturer and distributor of fixing and fastening solutions for the building construction market throughout Europe, which includes innovative fasteners, connectors, anchors and safety solutions for roofing, cladding, façade, waterproofing and solar applications. For the twelve months ended September 30, 2021, Etanco’s net sales and operating income margin were approximately €258 million(2) (approximately $291 million(1)) and 19.7%(2), respectively. The acquisition is expected to close near the end of the first quarter of 2022 and is anticipated to be accretive to the Company’s earnings within the first full fiscal year after closing. “Etanco’s business of providing reputable, highly engineered technical solutions with a high focus on customer service, align with Simpson’s core business model and values, making Etanco an ideal acquisition to support continued growth in our European business,” said Karen Colonias, President and Chief Executive Officer of Simpson Manufacturing Co., Inc. “The acquisition of Etanco fortifies our footprint and expands our geographical reach in Europe, deepens Simpson’s portfolio of solutions with new and existing customers, and allows us to enter into new commercial building markets and grow our direct sales activity across the region. Further, we expect the acquisition to drive significant net sales growth with operating income synergies of approximately $30 million on an annual run rate basis.”

2 Ms. Colonias continued, “Etanco fits within Simpson’s acquisition strategy of strengthening our business by expanding our product lines, developing complete solutions, growing our market share and improving both our manufacturing capabilities and efficiencies. In addition, our ability to leverage Etanco’s commercial building business further balances Simpson’s product portfolio and directly aligns with our key growth initiatives focused on expanding into commercial building offerings and building a leadership position in fastener solutions. We believe the acquisition of Etanco will materially contribute to both net sales and operating income margin growth in Europe, and in turn, create value for all key Simpson stakeholders.” “We are very pleased to join the Simpson team and look forward to participating in their growth plans for the future,” said Ronan Lebraut, Chief Executive Officer of Etanco Group. “Etanco and Simpson share the same core values of providing high-quality products and customer service, and we view this partnership as a great opportunity to broaden our product lines and further our customer and market reach.” Strategic Rationale Etanco’s primary product applications directly align with the addressable markets in which Simpson operates, estimated at over $5.0 billion. Leveraging Etanco’s leading market position in Europe, following the proposed acquisition, Simpson would expand its portfolio of solutions, including mechanical anchors, fasteners and commercial building envelope solutions, as well as significantly increase its market presence across Europe. The transaction would allow the Company to enter into new commercial building markets such as façades, waterproofing, safety and solar, as well as grow its share of direct business sales. Financial Impact The acquisition of Etanco is expected to be accretive to the Company’s earnings within the first full fiscal year after closing. Etanco’s purchase price represents an approximate 11.9 times multiple of trailing twelve months unaudited EBITDA. The Company would expect to scale its European net sales and operating income margin performance, resulting in an approximate 500 basis point increase in Europe operating income margins by 2025. Synergies and Integration Simpson expects to realize operating income synergies of approximately $30 million, on an annual run rate basis, within 36 months following the proposed acquisition. These synergies would be achieved through expanding Simpson’s market share by selling its products into new markets and channels, incorporating Etanco’s products into existing Simpson channels, as well as procurement optimization, manufacturing and

3 operating expense efficiencies. The Company expects to hire a third party consultant to assist with post-close integration. Financing The acquisition is expected to be funded via a combination of $100 million of existing cash with the remainder from borrowings under the Company’s existing Revolving Credit Facility, which will be increased from $300 million to $450 million, and a $450 million unsecured term loan with committed financing from Wells Fargo Bank and MUFG Union Bank. The Company expects its net debt-to-EBITDA ratio to be below 1.5x by the end of the second year following the closing of the acquisition, maintaining the Company’s conservative leverage profile. Advisors EC Mergers & Acquisitions and KPMG LLP served as financial advisors to the Company on the Etanco acquisition. Jones Day served as legal advisor to the Company and Wells Fargo Bank and MUFG Union Bank provided committed debt financing in support of the proposed acquisition. Supplemental Presentation The Company has prepared a supplemental presentation which contains information regarding the proposed transaction. A copy of the supplemental presentation can be found on the Company’s website at ir.simpsonmfg.com and is also being furnished via Form 8-K filed with the SEC today, December 29, 2021. Conference Call Information The Company will host a conference call to further discuss the proposed acquisition on Tuesday, January 4, 2022 at 11:00 a.m. ET / 8:00 a.m. PT. To participate, callers may dial 1-877-407-0792 (U.S. and Canada) or 1-201-689-8263 (International) approximately 10 minutes prior to the start time. The call will be webcast simultaneously and can be accessed here or via a link on the Company's website at ir.simpsonmfg.com. For those unable to participate during the live broadcast, a replay of the call will also be available beginning that same day at 2:00 p.m. ET until 11:59 p.m. ET on Tuesday, January 18, 2022, by dialing 1-844-512-2921 (U.S. and Canada) or 1-412-317-6671 (International) and entering the conference ID: 13725897. The webcast will remain posted on the Investor Relations section of Simpson's website at ir.simpsonmfg.com for 90 days. About Simpson Manufacturing Co., Inc. Simpson Manufacturing Co., Inc., headquartered in Pleasanton, California, through its subsidiary, Simpson Strong-Tie Company Inc., designs, engineers and is a leading manufacturer of wood construction products,

4 including connectors, truss plates, fastening systems, fasteners and shearwalls, and concrete construction products, including adhesives, specialty chemicals, mechanical anchors, powder actuated tools and reinforcing fiber materials. The Company's common stock trades on the New York Stock Exchange under the symbol "SSD." Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "target," "continue," "predict," "project," "change," "result," "future," "will," "would, " "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions regarding the Company’s business, the timing of the proposed acquisition of Etanco (the “Acquisition”); estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities and synergies relating to the Acquisition, the impact from the COVID-19 pandemic, the economy and other future conditions. Although we believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, forward- looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Specific factors that could cause future results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, risks related to the occurrence of any event, change or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; the failure of the Company to meet the conditions to closing of the Acquisition, including the conditions related to works council approval; the failure to obtain the financing terms necessary that are acceptable to the Company to fund the Acquisition; costs related to the proposed Acquisition and the impact of the substantial indebtedness to be incurred to finance the Acquisition; the ability of the post-Acquisition company to meet its financial and strategic goals, due to, among other things, its ability to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-Acquisition Company may be adversely affected by other economic, business, and/or competitive factors; the Company’s ability to successfully integrate the acquired businesses or generate expected cost savings and synergies from the Acquisition; the ongoing impact of the COVID-19 pandemic and those factors discussed in the Company’s Annual Report for the year ended December 31, 2020 filed with the Securities and Exchange Commission (“SEC”), in

5 subsequent Quarterly Reports on Form 10-Q and in other filings and furnishings made by the Company with the SEC from time to time. Other unknown or unpredictable factors could also have material adverse effects on the Company’s performance. We caution that you should not place undue reliance on these forward- looking statements, which speak only as of the date of this press release and are not a guarantee of future performance. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Footnotes (1) Reflects EUR to USD exchange rate as of December 22, 2021. (2) For the last twelve months ended September 30, 2021 in accordance with French GAAP. Subject to change following conversion to IFRS or U.S. GAAP accounting standards. CONTACT: Addo Investor Relations investor.relations@strongtie.com (310) 829-5400